UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AERSALE CORPORATION 2023 Annual Meeting Vote by June 8, 2023 11:59 PM ET You invested in AERSALE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2023. Vote Virtually at the Meeting* Date: June 9, 2023 Time: 2:00 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ASLE2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V13939-P92716 Get informed before you vote You may view the Annual Report and Proxy Statement and Notice of Annual Meeting of Stockholders online at www.ProxyVote. com OR you can receive a free paper or email copy of the material(s) by making a request prior to May 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. AERSALE CORPORATION 255 ALHAMBRA CIRCLE, SUITE 435 CORAL GABLES, FLORIDA 33134 V1.2

THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V13940-P92716 1. Election of Directors Nominees: 1c. Jonathan Seiffer 1a. Nicolas Finazzo 1d. Peter Nolan 1b. Robert B. Nichols 1e. Richard J. Townsend 1f. General C. Robert Kehler 1g. Lt. General Judith Fedder 1h. Andrew Levy 3. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 2. Approval of First Amendment to the AerSale Corporation 2020 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. For For For For For For For For For For